UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd.
Irving,	Texas	75039
(Address of principal executive offices)		(Zip Code)

(469) 398-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange
1.750% Senior Notes due 2023	FLR 23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On November 4, 2022, Fluor Corporation (the “Company”) announced its financial results for the quarter and year-to-date ended September 30, 2022. A copy of the press release (the “Earnings Release”) making this announcement is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. Furthermore, Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Company includes backlog and new awards data in the Earnings Release. Backlog is a measure of the total dollar value of work expected to be performed on contracts awarded and in progress. Although backlog reflects business that is considered to be firm, cancellations, deferrals or scope adjustments may occur. Backlog is adjusted to reflect any known project cancellations, revisions to project scope and cost, foreign currency exchange fluctuations and project deferrals, as appropriate. New awards measure the total dollar value of work expected to be performed on contracts awarded in the period. Backlog and new awards measures are regularly reported in the construction industry.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 2, 2022, the Board of Directors (the “Board”) of the Company approved an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”), which became effective the same day, in order to:

•enhance the procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals at stockholder meetings (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act), including without limitation, by:

◦requiring a stockholder delivering a notice pursuant to the advanced notice provisions of the Amended Bylaws to comply with the requirements of Rule 14a-19 of the Exchange Act and make related undertakings, including to provide reasonable evidence that the undertakings have been satisfied;

◦requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies; and

◦requiring that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and

•update provisions regarding notice of an adjournment of any meeting of stockholders and the availability of the list of stockholders entitled to vote at a meeting of stockholders, each to align with recent amendments to the Delaware General Corporation Law; and

•make certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing description is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Fluor Corporation, effective as of November 2, 2022.
99.1	Press Release issued by Fluor Corporation on November 4, 2022 announcing its financial results for the quarter ended September 30, 2022.
104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 4, 2022

FLUOR CORPORATION

By:	/s/ Joseph L. Brennan
Joseph L. Brennan
Chief Financial Officer

4